Reconciliation of movement in net borrowings	6 Months Ended
Dec. 31, 2021
Borrowings [abstract]
Reconciliation of movement in net borrowings	Reconciliation of movement in net borrowings

	Six months ended 31 December 2021	Six months ended 31 December 2020
	£ million	£ million
Net decrease in cash and cash equivalents before exchange	(888)	(237)
Net decrease in bonds and other borrowings(i)	729	561
Net (increase)/decrease in net borrowings from cash flows	(159)	324
Exchange differences on net borrowings	(31)	420
Other non-cash items(ii)	(32)	(159)
Net borrowings at beginning of the period	(12,109)	(13,246)
Net borrowings at end of the period	(12,331)	(12,661)
(i)    In the six months ended 31 December 2021, net decrease in bonds and other borrowings excludes £2 million cash outflow in respect of derivatives designated in forward point hedges (2020 - £nil).
(ii)    In the six months ended 31 December 2021, other non-cash items are principally in respect of additional leases entered into during the period. In the six months ended 31 December 2020, other non-cash items are principally in respect of fair value changes of cross currency interest rate swaps.

In the six months ended 31 December 2021, the group repaid bonds of €900 million (£769 million). In the six months ended 31 December 2020, the group issued bonds of €700 million (£636 million - net of discount and fee) and £395 million (including £5 million discount and fee) and repaid bonds of $696 million (£551 million) and €775 million (£696 million).
All bonds and commercial papers issued by Diageo plc's 100% owned subsidiaries are fully and unconditionally guaranteed by Diageo plc.